Exhibit 10.7
OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
AND PURCHASE AND CONTRIBUTION AGREEMENT
THIS OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT AND PURCHASE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of September 23, 2014, amends the Receivables Purchase Agreement dated as of July 31, 2013, as amended (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, INC. , a Virginia corporation (“Ferguson” or the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as the co-administrative agent (the “Co-Administrative Agent”), and WOLSELEY PLC (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as amended (the “Purchase and Contribution Agreement”), between the Seller, Ferguson and the other Originators.
Preliminary Statement: The parties desire to amend (a) the Receivables Purchase Agreement to (i) extend the Scheduled Termination Date and (ii) adjust certain portfolio trigger Termination Events and (b) the Receivables Purchase Agreement and the Purchase and Contribution Agreement to recognize the assignment by Onda-Lay Pipe and Rental, Inc. (“Onda-Lay”) to Ferguson of Onda-Lay’s assets and liabilities. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby.
I.    AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Receivables Purchase Agreement is amended as follows:
    1.1    Extension of Scheduled Termination Date. The Scheduled Termination Date is hereby extended from “October 1, 2016” to “October 2, 2017”.
    1.2    Assignment by, and Dissolution of, Originator. (a)    Ferguson has informed the Purchasers, the Facility Agents and the Co-Agents that on July 31, 2014, the Board of Directors of Onda-Lay, a wholly-owned subsidiary of Ferguson, adopted a Plan of Complete Liquidation and Dissolution (the “Plan”) and Onda-Lay ceased to conduct any activity other than the winding up of its affairs. In connection with the adoption of the Plan, Onda-Lay entered into an Assignment and Agreement dated July 31, 2014 (the “Assignment Agreement”) with Ferguson pursuant to which Onda-Lay conveyed to Ferguson all of its assets and liabilities. Ferguson hereby confirms that pursuant to the Assignment Agreement, it has assumed and accepted all of Onda- Lay’s rights and remedies and obligations and liabilities under the Receivables Purchase Agreement and the Purchase and Contribution Agreement. Accordingly, the Purchasers, the Facility Agents and the Co-Agents hereby release Onda-Lay from all of its obligations and liabilities under the Receivables Purchase Agreement and acknowledge that Onda-Lay is no longer an Originator party to the Receivables Purchase Agreement or the Purchase and Contribution Agreement.
    (b)     The Administrative Agent and the Seller hereby authorize the filing of, and shall, at the expense of the Servicer, promptly on and after the Amendment Effective Date, provide such UCC-3 terminations as the Servicer may reasonably request in order to reflect such dissolution and assumption.
    1.3    Amendment of Termination Event Relating to Delinquency Ratio. The Termination Event relating to the Delinquency Ratio set forth is Section 8.01(k) of the Receivables Purchase Agreement is hereby deleted in its entirety and now reads as follows (changes noted in Bold):

        (k)    3-month rolling average Delinquency Ratio exceeds (i) for the January, February and March reporting months, 12.00% and (ii) for all other reporting months, 11.00% (12.00% or 11.00%, as applicable, when the Parent is at Leverage Level 2 and 12.00% or 11.00%, as applicable, when the Parent is at Leverage Level 3);
    1.4    Amendment of Termination Event Relating to Default Ratio. The Termination Event relating to the Default Ratio set forth is Section 8.01(l) of the Receivables Purchase Agreement is hereby deleted in its entirety and now reads as follows (changes noted in Bold):
                (l)    3-month rolling average Default Ratio exceeds 3.00% (3.00% when the Parent is at Leverage Level 2 and 3.00% when the Parent is at Leverage Level 3);
        II.    AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Purchase and Contribution Agreement is amended as follows:
    2.1        Removal of Originator. (a) In recognition of the adoption of the Plan and the execution of the Assignment Agreement (including Ferguson’s assumption of Onda-Lay’s rights and obligations under the Purchase and Contribution Agreement), the parties to the Purchase and Contribution Agreement hereby release Onda-Lay from all of its rights, obligations and liabilities under the Purchase and Contribution Agreement and acknowledge that Onda-Lay is no longer an Originator party to the Purchase and Contribution Agreement.
III.     REPRESENTATIONS AND WARRANTIES
3.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
IV.    CONDITIONS TO EFFECTIVENESS
4.1     This Amendment shall be effective on the date (the “Amendment Effective Date”) that (a) the Administrative Agent shall have received counterparts of this Amendment, executed by the Seller, the Servicer, each Originator, the Parent, each Facility Agent and each Purchaser, and of the Amended and Restated Fee Letter, dated the date hereof, executed by the Seller and the Facility Agents; and (b) each Facility Agent shall have received its Renewal Fee as provided in the Amended and Restated Fee Letter.
V.     AFFIRMATION AND RATIFICATION
5.1    The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.

VI.     MISCELLANEOUS
6.1    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.
6.2    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
5.3    Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as otherwise expressly provided by this Amendment, all of the provisions of the Receivables Purchase Agreement and the Purchase and Contribution Agreement shall remain the same.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

    FERGUSON RECEIVABLES, LLC

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, INC.

    By: /s/ Terry E. Hall
    Name: Terry E. Hall
    Title: Senior Vice President

CAL-STEAM, INC.

    By: /s/ Terry E. Hall
    Name: Terry E. Hall
    Title: Senior Vice President

ENERGY & PROCESS CORPORATION

By: /s/ Terry E. Hall
    Name: Terry E. Hall
    Title: Senior Vice President

[Signature Page to
Omnibus Amendment (Ferguson Receivables, LLC)]

FERGUSON ENTERPRISES NY-METRO, INC.

By: /s/ Terry E. Hall
    Name: Terry E. Hall
    Title: Senior Vice President

FERGUSON FIRE & FABRICATION, INC.

By: /s/ Terry E. Hall
    Name: Terry E. Hall
    Title: Senior Vice President

WOLSELEY PLC

By: /s/ Richard I. Shoylekov
    Name: Richard I. Shoylekov
    Title: Company Secretary
ACKNOWLEDGMENT:

ONDA-LAY Pipe and Rental, Inc.

By: /s/ Terry E. Hall____________________________
Name: Terry E. Hall
Title: Senior Vice President

[Signature Page to
Omnibus Amendment (Ferguson Receivables, LLC)]

    ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

    By: /s/ Janine D. Marsini
    Name: Janine D. Marsini
    Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

[Signature Page to
Omnibus Amendment (Ferguson Receivables, LLC)]

SUNTRUST, as a Committed Purchaser, a Facility Agent and Co-Administrative Agent

    By: /s/ Michael Peden
    Name: Michael Peden
    Title: Vice President

[Signature Page to
Omnibus Amendment (Ferguson Receivables, LLC)]

SOCIÉTÉ GÉNÉRALE, as a Facility Agent

    By: /s/ Thomas Hourican
    Name: Thomas Hourican
    Title: Managing Director

BARTON CAPITAL LLC, as a Conduit Purchaser and a Committed Purchaser

    By: /s/ Doris J. Hearn
    Name: Doris J. Hearn
    Title: Vice President

[Signature Page to
Omnibus Amendment (Ferguson Receivables, LLC)]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent

    By: /s/ Naoya Miyagaki
    Name: Naoya Miyagaki
    Title: President

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

    By: /s/ David W. Kee
    Name: David W. Kee
    Title: Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

    By: /s/ Irina Khaimova
    Name: Irina Khaimova
    Title: Vice President

[Signature Page to
Omnibus Amendment (Ferguson Receivables, LLC)]

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and a Facility Agent

    By: /s/ Mark Falcione
    Name: Mark Falcione
    Title: Executive Vice President
[Signature Page to
Omnibus Amendment (Ferguson Receivables, LLC)]